Please read this prospectus before investing, and keep it on file for future reference. It contains important information about the Perspective Fixed and Variable Annuity that you ought to know before investing.


To learn more about the Perspective Fixed and Variable Annuity contract, you can obtain a free copy of the Statement of Additional Information (SAI) dated April 1, 1998, as amended July 1, 1998, by calling Jackson National NY at (800) 599-5651 or by writing Jackson National NY at: Annuity Service Center, P.O. Box 378002, Denver, Colorado 80237-8002. The SAI has been filed with the Securities and Exchange Commission (SEC) and is legally a part of this prospectus. The Table of Contents of the SAI appears at the end of this prospectus. The SEC maintains a website (http://www.sec.gov) that contains the SAI, material incorporated by reference and other information regarding registrants that file electronically with the SEC.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

NOT FDIC INSURED
MAY LOSE VALUE
NO BANK GUARANTEE

THE PERSPECTIVE
FIXED AND VARIABLE ANNUITY

Issued by Jackson National Life Insurance Company of New York and JNLNY Separate Account I


The fixed and variable annuity contract is an individual, flexible premium deferred annuity with 4 guaranteed accounts which offer an interest rate that is guaranteed by Jackson National Life Insurance Company of New York (Jackson National NY) and 14 investment portfolios. You can put your money in any of the guaranteed accounts and/or the investment portfolios.

The investment portfolios purchase shares of the following series of the JNL Series Trust:

   JNL Aggressive Growth Series JNL Capital Growth Series JNL Global Equities Series JNL/Alger Growth Series JNL/Putnam Growth Series JNL/Putnam Value Equity Series PPM America/JNL Balanced Series
   PPM America/JNL High Yield Bond Series
   PPM America/JNL Money Market Series
   Salomon Brothers/JNL Global Bond Series
   Salomon Brothers/JNL U.S. Government
         & Quality Bond Series
   T. Rowe Price/JNL Established Growth Series
   T. Rowe Price/JNL International Equity
         Investment Series
   T. Rowe Price/JNL Mid-Cap Growth Series


APRIL 1, 1998, AS AMENDED JULY 1, 1998

TABLE OF CONTENTS


Key Facts

Fee Table

The Annuity Contract

The Company

The Guaranteed Accounts

The Separate Account

Investment Portfolios

Contract Charges

Purchases

Transfers

Access to Your Money

Income Payments (The Income Phase)

Death Benefit

Taxes

Other Information

Table of Contents of the Statement of Additional Information

KEY FACTS

Annuity Service Center:             1 (800) 599-5651
         Mail Address:              P.O. Box 378002, Denver, Colorado 80237-8002
         Delivery Address:          8055 East Tufts Avenue, Second Floor,
                                    Denver, Colorado  80237

Institutional Marketing Group
Service Center:                     1 (800) 777-7779
         Mail Address:              P.O. Box 30386, Lansing, Michigan 48909-9692
         Delivery Address:          5901 Executive Drive,
                                    Lansing, Michigan  48911  Attn:  IMG

Home Office:                        2900 Westchester Avenue,
                                    Purchase, New York  10577

The Annuity  Contract               The  fixed  and  variable annuity contract
                                    offered by Jackson National NY  provides  a
                                    means  for  investing  on a tax-deferred
                                    basis   in   the   guaranteed accounts  of
                                    Jackson  National  NY and  the investment
                                    portfolios.   The  contract  is intended
                                    for retirement savings or other long-term investment purposes and provides for a death benefit and income options.

                                    The   contract    has   two   phases:    the
                                    accumulation  phase  and the  income  phase.
                                    During  the  accumulation  phase,   earnings
                                    accumulate on a  tax-deferred  basis and are
                                    taxed as income when you make a  withdrawal.
                                    The  income  phase  occurs  when  you  begin
                                    receiving   regular   payments   from   your
                                    contract. The amount of money you accumulate in your contract during the accumulation phase will determine the amount of income payments during the income phase.

Investment Options                  You can put  money  into any of the
                                    guaranteed accounts and/or the investment portfolios but you may not put your money in more than eighteen of the investment options during the life of your contract.

                                    The guaranteed accounts offer an interest rate that is guaranteed by Jackson National NY. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National NY.

                                    The investment portfolios purchase shares of series of mutual funds. These series are described in the attached JNL Series Trust prospectus. The value of the investment portfolios will vary in accordance with the investment performance of the series. You bear the investment risk under the contract for all amounts allocated to the investment portfolios.

Expenses The contract has insurance features and investment features, and there are costs related to each.

                                    Jackson  National NY makes a  deduction  for
                                    its  insurance  charges  which  is  equal to
                                    1.40% of the  daily  value of the  contracts
                                    invested  in  the   investment   portfolios.
                                    During  the  accumulation   phase,   Jackson
                                    National NY deducts a $30 annual contract maintenance charge from your contract.

                                    If you take your money out of the contract, Jackson National NY may assess a withdrawal charge. The withdrawal charge starts at 7% in the first year and declines 1% a year to 0% after 7 years.

                                    There are also investment charges which range from .75% to 1.25% of the average daily value of the series, depending on the series.

                                    Jackson National NY may assess a state premium tax charge which ranges from 0-4%, depending upon the state, when you begin receiving regular income payments from your contract, when you make a withdrawal or, in states where required, at the time premium payments are made.

Purchases                           Under  most  circumstances,  you  can  buy a
                                    contract for $5,000 or more ($2,000 or more for a qualified plan contract). You can add
                                    $500 ($50 under the automatic payment plan) or more at any time during the accumulation phase.

Access to Your Money                You can take money out of your contract
                                    during the accumulation phase.  At any
                                    time during the accumulation phase, you
                                    may withdraw premiums which are not subject to a withdrawal charge (premiums in your annuity for seven years or longer and not previously withdrawn). Once every year, you may withdraw the greater of earnings or 10% of premiums paid (not yet withdrawn).
                                    Withdrawals in excess of that will be
                                    charged a withdrawal charge. You may also have to pay income tax and a tax penalty on any money you take out.

Income Payments                     If you want to receive regular income from
                                    your annuity, you can choose one of four options: (1) monthly payments for the annuitant's life; (2) monthly payments for the annuitant's life and the life of another person (usually the annuitant's spouse);
                                    (3) monthly payments for the annuitant's life, but with payments continuing to you or your designated beneficiary for 10 or 20 years if the annuitant dies before the end of the selected period; and (4) payments for a period of 5 to 30 years.

                                    During the income  phase,  you have the same
                                    investment   choices   you  had  during  the
                                    accumulation  phase.  You can choose to have
                                    payments come from the guaranteed  accounts,
                                    the  investment  portfolios  or both. If you
                                    choose  to have  any  part of your  payments
                                    come  from the  investment  portfolios,  the
                                    dollar  amount of your payments may go up or
                                    down.  If  you  choose  a  variable   income
                                    option,   you  may  make  transfers  between
                                    investment portfolios but you may not make transfers in to or out of the guaranteed accounts.

Death Benefit                       If you die before moving to the income
                                    phase, the person you have chosen as your beneficiary will receive a death benefit.
                                    The death benefit equals:  (a) current
                                    contract value or  (b) the total premiums
                                    (less withdrawals, withdrawal charges and premium taxes) or (c) the contract value at the end of the 7th contract year PLUS all premiums made since the 7th year (less withdrawals, withdrawal charges and premium taxes) -- whichever is GREATEST. The death benefit under (c) will never exceed 250% of premiums paid, less partial withdrawals.

Free Look                           You may return your contract to the selling
                                    agent or to Jackson National NY within
                                    twenty days after receiving it. Jackson
                                    National NY will return the contract value in the investment portfolios plus any fees and expenses deducted from the premium allocated to the investment portfolios plus the full amount of premium you allocated to the guaranteed accounts. We will determine the contract value in the investment portfolios as of the date you mail the contract to us or the date you return it to the selling agent.

Taxes The Internal Revenue Code provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax-deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).


Owner Transaction Expenses

         Withdrawal Charge (as a percentage of premium payments):

          Contribution Year of Premium Payment         1      2     3      4      5     6      7     Thereafter
          Charge                                       7%     6%    5%     4%     3%    2%     1%    0%

          Transfer  Fee:
          No charge for first 15 transfers in a contract year; thereafter, the fee is $25 per transfer.

          Contract Maintenance Charge:
          $30 per contract per year

Separate Account Annual Expenses (as a percentage of average account value)
          Mortality and Expense Risk Charges                     1.25%
          Administration Charge                                  .15%
          Total Separate Account Annual Expenses                 1.40%

Series Annual Expenses
(as a percentage of series average net assets)

                                                                                Other Expenses    Total
                                                                  Management    (After            Series
JNL Series Trust                                                  Fee           Reimbursement)    Annual
                                                                                                  Expenses
----------------------------------------------------------------- ------------- ----------------- ------------

JNL Aggressive Growth Series                                       .95%           .15%             1.10%
JNL Capital Growth Series                                          .95%           .15%             1.10%
JNL Global Equities Series                                        1.00%           .15%             1.15%
JNL/Alger Growth Series                                           .975%           .15%            1.125%
JNL/Putnam Growth Series                                           .90%           .15%             1.05%
JNL/Putnam Value Equity Series                                     .90%           .15%             1.05%
PPM America/JNL Balanced Series                                    .75%           .15%              .90%
PPM America/JNL High Yield Bond Series                             .75%           .15%              .90%
PPM America/JNL Money Market Series                                .60%           .15%              .75%
Salomon Brothers/JNL Global Bond Series                            .85%           .15%             1.00%
Salomon Brothers/JNL U.S. Government & Quality Bond Series         .70%           .15%              .85%
T. Rowe Price/JNL Established Growth Series                        .85%           .15%             1.00%
T. Rowe Price/JNL International Equity Investment Series          1.10%           .15%             1.25%
T. Rowe Price/JNL Mid-Cap Growth Series                            .95%           .15%             1.10%
--------------------------------------------------------------------------------------------------------------

Currently, the adviser reimburses each of the Series for certain annual expenses. These reimbursements are voluntary and may be modified or discontinued at any time. The adviser may be entitled to a refund of reimbursements made on or after April 1, 1998. See the attached JNL Series Trust prospectus for additional information.

Currently, the adviser voluntarily reimburses each of the Series for annual expenses (excluding management fees) in excess of .15% of average daily net assets. Prior to reimbursement, total Series annual expenses as a percentage of net assets for the period ended December 31, 1997, were: JNL Aggressive Growth Series -- 1.17%; JNL Capital Growth Series -- 1.11%; JNL Global Equities Series -- 1.37%; JNL/Alger Growth Series -- 1.10%; JNL/Putnam Growth Series -- 1.05%; JNL/Putnam Value Equity Series -- 1.09%; PPM America/JNL Balanced Series -- 0.94%; PPM America/JNL High Yield Bond Series -- 0.90%; PPM America/JNL Money Market Series -- 0.76%; Salomon Brothers/JNL Global Bond Series -- 1.07%; Salomon Brothers/JNL U.S. Government & Quality Bond Series -- 0.96%; T. Rowe Price/JNL Established Growth Series -- 0.98%; T. Rowe Price/JNL International Equity Investment Series -- 1.32%; and T. Rowe Price/JNL Mid-Cap Growth Series -- 1.06%. Voluntary reimbursements to these Series may be modified or discontinued at any time.

Examples

You would pay the following expenses on a $1,000 investment, assuming a 5% annual return on assets:
     (a) upon  surrender at the end of each time period;
     (b) if the contract is not surrendered.


                                                                                            Time Periods
------------------------------------------------------------------------------------------------------------
                                                                                            1         3
                                                                                           year     years
------------------------------------------------------------------------------------------------------------

JNL Aggressive Growth Portfolio                                         (a)                 $96      $129
                                                                        (b)                  26        79
JNL Capital Growth Portfolio                                            (a)                  96       129
                                                                        (b)                  26        79
JNL Global Equities Portfolio                                           (a)                  96       131
                                                                        (b)                  26        81
JNL/Alger Growth Portfolio                                              (a)                  96       130
                                                                        (b)                  26        80
JNL/Putnam Growth Portfolio                                             (a)                  95       128
                                                                        (b)                  25        78
JNL/Putnam Value Equity Portfolio                                       (a)                  95       128
                                                                        (b)                  25        78
PPM America/JNL Balanced Portfolio                                      (a)                  94       123
                                                                        (b)                  24        73
PPM America/JNL High Yield Bond Portfolio                               (a)                  94       123
                                                                        (b)                  24        73
PPM America/JNL Money Market Portfolio                                  (a)                  92       118
                                                                        (b)                  22        68
Salomon Brothers/JNL Global Bond Portfolio                              (a)                  95       126
                                                                        (b)                  25        76
Salomon Brothers/JNL U.S. Government & Quality Bond Portfolio           (a)                  93       122
                                                                        (b)                  23        72
T. Rowe Price/JNL Established Growth Portfolio                          (a)                  95       126
                                                                        (b)                  25        76
T. Rowe Price/JNL International Equity Investment Portfolio             (a)                  97       134
                                                                        (b)                  27        84
T. Rowe Price/JNL Mid-Cap Growth Portfolio                              (a)                  96       129
                                                                        (b)                  26        79
------------------------------------------------------------------------------------------------------------

Explanation of Fee Table and Examples

The purpose of the Fee Table and Examples is to assist you in understanding the various costs and expenses that you will bear directly or indirectly. The Fee Table reflects the expenses of the separate account and the series underlying the investment portfolios. Premium taxes may also apply.

The Examples reflect the contract maintenance charge which is determined by dividing the total amount of such charges expected to be collected during the year by the total estimated average net assets of the investment portfolios.

THE EXAMPLE DOES NOT REPRESENT PAST OR FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

Financial Statements

The financial statements of Jackson National Life Insurance Company of New York for the years ended December 31, 1997 and December 31, 1996, and the applicable auditor's reports thereon are contained in the SAI.

THE ANNUITY CONTRACT

The fixed and variable annuity contract offered by Jackson National NY is a contract between you, the owner, and Jackson National Life Insurance Company of New York, an insurance company. The contract provides a means for investing on a tax-deferred basis in guaranteed accounts and investment portfolios. The contract is intended for retirement savings or other long-term investment purposes and provides for a death benefit and guaranteed income options.

The contract, like all deferred annuity contracts, has two phases: the accumulation phase and the income phase. During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal.

The contract offers guaranteed accounts. The guaranteed accounts offer an interest rate that is guaranteed by Jackson National NY for the duration of the guaranteed account period. While your money is in a guaranteed account, the interest your money earns and your principal are guaranteed by Jackson National NY. The value of a guaranteed account may be reduced if you make a withdrawal prior to the end of the guaranteed account period, but will never be less than the premium payments accumulated at 3% per year. If you choose to have your annuity payments come from the guaranteed accounts, your payments will remain level throughout the entire income phase.

The contract also offers investment portfolios. The investment portfolios are designed to offer a higher return than the guaranteed accounts. HOWEVER, THIS IS NOT GUARANTEED. IT IS POSSIBLE FOR YOU TO LOSE YOUR MONEY. If you put money in the investment portfolios, the amount of money you are able to accumulate in your contract during the accumulation phase depends upon the performance of the investment portfolios you select. The amount of the income payments you receive during the income phase also will depend, in part, on the performance of the investment portfolios you choose for the income phase.

As the owner, you can exercise all the rights under the contract. You and your spouse can be joint owners. You can assign the contract at any time during your lifetime but Jackson National NY will not be bound until we receive written notice of the assignment.

THE COMPANY

Jackson National NY is a stock life insurance company organized under the laws of the state of New York in July 1995. Its legal domicile and principal business address is 2900 Westchester Avenue, Purchase, New York 10577. Jackson National NY is admitted to conduct life insurance and annuity business in the states of New York and Michigan. Jackson National NY is ultimately a wholly-owned subsidiary of Prudential Corporation plc (London, England).

THE GUARANTEED ACCOUNTS

If you select a guaranteed account, your money will be placed with Jackson National NY's other assets. The guaranteed accounts are not registered with the SEC and the SEC does not review the information we provide to you about the guaranteed accounts. Your contract contains a more complete description of the guaranteed accounts.

THE SEPARATE ACCOUNT

The JNLNY Separate Account I was established by Jackson National NY on September 12, 1997, pursuant to the provisions of New York law, as a segregated asset account of the company. The separate account meets the definition of a "separate account" under the federal securities laws and is registered with the SEC as a unit investment trust under the Investment Company Act of 1940, as amended.

The assets of the separate account legally belong to Jackson National NY and the obligations under the contracts are obligations of Jackson National NY. However, the contract assets in the separate account are not chargeable with liabilities arising out of any other business Jackson National NY may conduct. All of the income, gains and losses resulting from these assets are credited to or charged against the contracts and not against any other contracts Jackson National NY may issue.

The separate account is divided into investment portfolios. Jackson National NY does not guarantee the investment performance of the separate account or the investment portfolios.

INVESTMENT PORTFOLIOS

You can put money in any or all of the investment portfolios. The investment portfolios purchase shares of the following series of the JNL Series Trust:

JNL Aggressive Growth Series JNL Capital Growth Series JNL Global Equities Series JNL/Alger Growth Series JNL/Putnam Growth Series JNL/Putnam Value Equity Series PPM America/JNL Balanced Series
PPM America/JNL High Yield Bond Series
PPM America/JNL Money Market Series
Salomon Brothers/JNL Global Bond Series
Salomon Brothers/JNL U.S. Government & Quality Bond Series
T. Rowe Price/JNL Established Growth Series
T. Rowe Price/JNL International Equity Investment Series
T. Rowe Price/JNL Mid-Cap Growth Series


The series are described in the attached JNL Series Trust prospectus. Jackson National Financial Services, LLC serves as investment adviser for all of the series. Janus Capital Corporation serves as sub-adviser for the JNL Aggressive Growth, JNL Capital Growth and JNL Global Equities Series; Fred Alger Management, Inc. serves as sub-adviser for the JNL/Alger Growth Series; Putnam Investment Management, Inc. serves as sub-adviser for the JNL/Putnam Growth and JNL/Putnam Value Equity Series; PPM America, Inc. serves as sub-adviser for the PPM America/JNL Balanced, PPM America/JNL High Yield Bond and PPM America/JNL Money Market Series; Salomon Brothers Asset Management Inc serves as sub-adviser for the Salomon Brothers/JNL Global Bond and Salomon Brothers/JNL U.S. Government & Quality Bond Series; T. Rowe Price Associates, Inc. serves as sub-adviser for the T. Rowe Price/JNL Established Growth and T. Rowe Price/JNL Mid-Cap Growth Series; and Rowe Price-Fleming International, Inc. serves as sub-adviser for the T. Rowe Price/JNL International Equity Investment Series.


Depending on market conditions, you can make or lose money in any of the investment portfolios. You should read the prospectus for the series carefully before investing. Additional investment portfolios may be available in the future.

Voting Rights

To the extent required by law, Jackson National NY will obtain from you and other owners of the contracts instructions as to how to vote when the series solicits proxies in conjunction with a vote of shareholders. When Jackson National NY receives instructions, we will vote all the shares Jackson National NY owns in proportion to those instructions.

Substitution

Jackson National NY may be required to substitute an investment portfolio with another portfolio. We will not do this without the prior approval of the SEC. Jackson National NY will give you notice of our intent to do this.

CONTRACT CHARGES

There are charges and other expenses associated with the contracts that reduce the return on your investment in the contract. These charges may be a lesser amount where required by state law or as described below, but will not be increased. These charges and expenses are:

Insurance Charges

Each day Jackson National NY makes a deduction for its insurance charges. We do this as part of our calculation of the value of the accumulation units and annuity units. On an annual basis, this charge equals 1.40% of the daily value of the contracts invested in an investment portfolio, after expenses have been deducted. This charge is for the mortality risks, expense risks and administrative expenses assumed by Jackson National NY.

Contract Maintenance Charge

During the accumulation phase, Jackson National NY deducts a $30 annual contract maintenance charge on each anniversary of the date on which your contract was issued. If you make a complete withdrawal from your contract, the contract maintenance charge will also be deducted. This charge is for administrative expenses.

Jackson National NY will not deduct this charge, if when the deduction is to be made, the value of your contract is $50,000 or more. Jackson National NY may discontinue this practice at any time.

Transfer Fee

A transfer fee of $25 will apply to transfers in excess of 15 in a contract year. Jackson National NY may waive the transfer fee in connection with pre-authorized automatic transfer programs, or may charge a lesser fee where required by state law.

Withdrawal Charge

During the accumulation phase, you can make withdrawals from your contract. At any time during the accumulation phase, you may withdraw premiums which are not subject to a withdrawal charge (premiums in your annuity for seven years or longer and not previously withdrawn). Once every year, you may withdraw the greater of earnings or 10% of premiums paid (not yet withdrawn). Withdrawals in excess of that will be charged a withdrawal charge starting at 7% in the first year and declining 1% a year to 0% after 7 years. The withdrawal charge compensates us for costs associated with selling the contracts.

For purposes of the withdrawal charge, Jackson National NY treats withdrawals as coming from the oldest premium payment first. If you make a full withdrawal, the withdrawal charge is based on premiums remaining in the contract. If you withdraw only part of the value of your contract, we deduct the withdrawal charge from the remaining value in your contract.

NOTE: For tax purposes, withdrawals are considered to have come from the last money into the contract. Thus, for tax purposes, earnings are considered to come out first.

Jackson National NY does not assess the withdrawal charge on any payments paid out as (1) income payments, (2) death benefits or (3) withdrawals necessary to satisfy the minimum distribution requirements of the Internal Revenue Code.

Jackson National NY may reduce or eliminate the amount of the withdrawal charge when the contract is sold under circumstances which reduce its sales expense. Some examples are: the purchase of a contract by a large group of individuals or an existing relationship between Jackson National NY and a prospective purchaser. Jackson National NY will not deduct a withdrawal charge under a contract issued to an officer, director, agent or employee of Jackson National NY or any of its affiliates.

Other Expenses

Jackson National NY pays the operating expenses of the Separate Account.

There are deductions from and expenses paid out of the assets of the series. These expenses are described in the attached JNL Series Trust prospectus.

Premium Taxes

Some states and other governmental entities charge premium taxes or other similar taxes. Jackson National NY is responsible for the payment of these taxes and may make a deduction from the value of the contract for them.
Premium taxes generally range from 0% to 4% depending on the state.

Income Taxes

Jackson National NY will make a deduction from the contract for any income taxes which it incurs because of the contract. Currently, we are not making any such deduction.

Distribution of Contracts


Jackson National Life Distributors, Inc. is located at 10877 Wilshire Boulevard, Suite 1055, Los Angeles, California 90024, and serves as the distributor of the contracts. Jackson National Life Distributors, Inc. and Jackson National NY are wholly-owned subsidiaries of Jackson National Life Insurance Company.

Commissions will be paid to broker-dealers who sell the contracts. While commissions may vary, they are not expected to exceed 8% of any premium payment. Under certain circumstances, Jackson National NY may pay persistency bonuses, in addition to the standard commissions. Jackson National NY may under certain circumstances where permitted by applicable law, pay a bonus to a contract purchaser to the extent the broker-dealer waives its commission. Jackson
National NY may use any of its corporate assets to cover the cost of distribution, including any profit from the contract insurance charges.


PURCHASES

You can buy a contract for $5,000 or more under most circumstances ($2,000 or more for a qualified plan contract). The maximum we accept without our prior approval is $1 million.

You can add $500 ($50 under the automatic payment plan) at any time during the accumulation phase.

The minimum that you may allocate to a guaranteed account or investment portfolio is $100. There is a $100 minimum balance requirement for each guaranteed account and investment portfolio.

When you purchase a contract, Jackson National NY will allocate your premium to one or more of the guaranteed accounts and/or the investment portfolios you have selected. Your allocations must be in whole percentages ranging from 0% to 100%. Jackson National NY will allocate additional premiums in the same way unless you tell us otherwise.

Jackson National NY will issue your contract and allocate your first premium within 2 business days after we receive your complete application and first premium. If your application is not complete, we will contact you to get the necessary information. If for some reason Jackson National NY is unable to complete this process within 5 business days, we will either return your money or get your permission to keep it until we receive all of the necessary information.

The Jackson National NY business day closes when the New York Stock Exchange closes, usually 4:00 p.m. Eastern time.

Accumulation Units

The contract value allocated to the investment portfolios will go up or down depending on the performance of the portfolios. In order to keep track of the value of your contract, Jackson National NY uses a unit of measure called an accumulation unit. (An accumulation unit is similar to a share of a mutual fund.) During the income phase it is called an annuity unit.

Every business day Jackson National NY determines the value of an accumulation unit for each of the investment portfolios. This is done by:

     1. determining the total amount of money invested in the particular investment portfolio;

     2. subtracting any insurance charges and any other charges, such as taxes;

     3.   dividing this amount by the number of outstanding accumulation units.

The value of an accumulation unit may go up or down from day to day.

When you make a premium payment, Jackson National NY credits your contract with accumulation units. The number of accumulation units credited is determined at the close of Jackson National NY's business day by dividing the amount of the premium allocated to any investment portfolio by the value of the accumulation unit for that investment portfolio.

TRANSFERS

You can transfer money between guaranteed accounts and investment portfolios during the accumulation phase. During the income phase, you can transfer money between investment portfolios.

You can make 15 transfers every year during the accumulation phase without charge. The minimum amount that you can transfer is $100 (unless the transfer is made under a pre-authorized automatic transfer program). If the remaining value in a guaranteed account or investment portfolio would be less than $100 after a transfer, you must transfer the entire value or you may not make the transfer.

Telephone Transactions

If you elect the telephone transfer privilege on your application, you may make transfers by telephone. You must complete your telephone call authorizing a transfer by the close of Jackson National NY's business day (usually 4:00 p.m. Eastern time) in order to receive that day's accumulation unit value for a investment portfolio.

Jackson National NY has procedures which are designed to provide reasonable assurance that telephone authorizations are genuine. Our procedures include requesting identifying information and tape recording telephone communications. Jackson National NY and its affiliates disclaim all liability for any claim, loss or expense resulting from any alleged error or mistake in connection with a telephone transfer which was not properly authorized by you. However, if Jackson National NY fails to employ reasonable procedures to ensure that all telephone transfers are properly authorized, we may be held liable for such losses. Jackson National NY reserves the right to modify or discontinue at any time and without notice the acceptance of instructions from someone other than you and/or the telephone transfer privilege.

ACCESS TO YOUR MONEY

You can have access to the money in your contract: (1) by making either a partial or complete withdrawal or (2) by electing to receive income payments. Your beneficiary can have access to the money in your contract when a death benefit is paid.

When you make a complete withdrawal you will receive the value of the contract on the day you made the withdrawal less any premium tax, less any contract maintenance charge, and less any withdrawal charge. Except in connection with the systematic withdrawal program, you must withdraw at least $500 or, if less, the entire amount in the guaranteed account or investment portfolio from which you are making the withdrawal. After your withdrawal, you must have at least $100 left in the guaranteed account or investment portfolio.

INCOME TAXES, TAX PENALTIES AND CERTAIN RESTRICTIONS MAY APPLY TO ANY WITHDRAWAL YOU MAKE.

There are limitations on withdrawals from a qualified plan referred to as a 403(b) annuity. See "Taxes."

Systematic Withdrawal Program

You can arrange to have money automatically sent to you periodically while your contract is still in the accumulation phase. You will have to pay taxes on money you receive and withdrawals you make before you reach 59 1/2 may be subject to a 10% tax penalty.

We reserve the right to charge a fee for participation or to discontinue offering this program in the future.

Suspension of Withdrawals

Jackson National NY may be required to suspend or delay withdrawals from a contract when:

     1. the New York Stock Exchange is closed (other than customary weekend and holiday closings);

     2.   trading on the New York Stock Exchange is restricted;

     3. an emergency exists so that it is not reasonably practicable to dispose of shares of the investment portfolios or determine investment portfolio values;

     4.   the SEC, by order, may permit for the protection of owners.

Jackson National NY has reserved the right to defer payment for a withdrawal or transfer from the guaranteed accounts for the period permitted by law, but not more than six months.

INCOME PAYMENTS (THE INCOME PHASE)

The income phase occurs when you begin receiving regular payments from your contract. The income date is the month and year in which those payments begin. The income date must be at least one year after your contract is issued. You can choose the income date and an income option. The income options are described below.

If you do not choose an income option, we will assume that you selected Option 3 which provides a life annuity with 120 months of guaranteed payments.

You can change the income date or income option at any time before the income date. You must give us 7 days notice. Income payments must begin by your 90th birthday under a non-qualified contract (or an earlier date under a qualified contract if required by law).

At the income date, you can choose whether payments will come from the guaranteed accounts, the investment portfolios or both. Unless you tell us otherwise, your income payments will be based on the investment allocations that were in place on the income date.

If you choose to have any portion of your annuity payments come from the investment portfolio(s), the dollar amount of your payment will depend upon three things: 1) the value of your contract in the investment portfolio(s) on the income date, 2) the 3% assumed investment rate used in the annuity table for the contract, and 3) the performance of the investment portfolios you selected. If the actual performance exceeds the 3% assumed rate, your income payments will increase. Similarly, if the actual rate is less than 3%, your income payments will decrease.

You can choose to have income payments made monthly, quarterly, semi-annually, or annually. However, if you have less than $2,000 to apply toward an income option and state law permits, Jackson National NY may provide your payment in a single lump sum. Likewise, if your first income payment would be less than $20 and state law permits, Jackson National NY may set the frequency of payments so that the first payment would be at least $20.

Income Options

The annuitant is the person whose life we look to when we make income payments. (Each description assumes that you are the owner and annuitant.)

OPTION 1 - Life Income. This income option provides monthly payments for your life.

OPTION 2 - Joint and Survivor Annuity. This income option provides monthly payments for your life and for the life of another person (usually your spouse) selected by you.

OPTION 3 - Life Annuity With 120 or 240 Monthly Payments Guaranteed. This income option provides monthly payments for your life, but with payments continuing to your beneficiary for the remainder of 10 or 20 years (as you select) if you die before the end of the selected period.

OPTION 4 - Income for a Specified Period. This income option provides monthly payments for any number of years from 5 to 30.

ADDITIONAL OPTIONS - Other income options may be made available by Jackson National NY.

If you choose an income option for which payments are based on life expectancy, you cannot make a withdrawal during the income phase.

DEATH BENEFIT

Death of Owner Before the Income Date

If you die before moving to the income phase, the person you have chosen as your beneficiary will receive a death benefit. If you have a joint owner, the death benefit will be paid when the first joint owner dies and the surviving joint owner will be treated as the beneficiary. Any other beneficiary designated will be treated as a contingent beneficiary.

The death benefit equals: (a) current contract value or (b) the total premiums (less withdrawals, withdrawal charges and premium taxes) or (c) the contract value at the end of the 7th contract year PLUS all premiums made since the 7th year (less withdrawals, withdrawal charges and premium taxes) -- whichever is GREATEST. The death benefit under (c) will never exceed 250% of premiums paid, less partial withdrawals.

The entire death benefit must be paid within 5 years of the date of death unless the beneficiary elects to have the death benefit payable under an income option. The death benefit payable under an income option must be paid over the beneficiary's lifetime or for a period not extending beyond the beneficiary's life expectancy. Payments must begin within one year of the date of death. Unless the beneficiary chooses to receive the death benefit in a single sum, the beneficiary must elect an income option within the 60 day period beginning with the date Jackson National NY receives proof of death. If the beneficiary chooses to receive the death benefit in a single sum and all the necessary requirements are met, Jackson National NY will pay the death benefit within 7 days. If the beneficiary is your spouse, he/she can continue the contract in his/her own name at the then current contract value.

Death of Owner After the Income Date

If you or a joint owner die after moving to the income phase, any remaining payments under the income option elected will continue at least as rapidly as under the method of distribution in effect at the date of death.

Death of Annuitant

If the annuitant is not an owner or joint owner and the annuitant dies before the income date, you can name a new annuitant. If you do not name a new annuitant within 30 days of the death of the annuitant, you will become the annuitant. However, if the owner is a non-natural person (for example, a corporation), then the death of the annuitant will be treated as the death of the owner, and a new annuitant may not be named.

If the annuitant dies after the income date, the death benefit, if any, will be as provided for in the income option selected. Death benefits will be paid at least as rapidly as under the method of distribution in effect at the annuitant's death.

TAXES

The following is general information and is not intended as tax advice to any individual. You should consult your own tax adviser.

The Internal Revenue Code (Code) provides that you will not be taxed on the earnings on the money held in your contract until you take money out (this is referred to as tax - deferral). There are different rules as to how you will be taxed depending on how you take the money out and the type of contract you have (non-qualified or qualified).

Non-Qualified Contracts - General Taxation

You will not be taxed on increases in the value of your contract until a distribution (either as a withdrawal or as an income payment) occurs. When you make a withdrawal you are taxed on the amount of the withdrawal that is earnings. For income payments, a portion of each income payment is treated as a partial return of your premium and will not be taxed. The remaining portion of the income payment will be treated as ordinary income. How the income payment is divided between taxable and non-taxable portions depends on the period over which income payments are expected to be made. Income payments received after you have received all of your premium are treated as income.

If a non-qualified contract is owned by a non-natural person (e.g., corporation or certain other entities other than tax-qualified trusts), the contract will generally not be treated as an annuity for tax purposes.

Qualified and Non-Qualified Contracts

If you purchase the contract as an individual and not under any pension plan, specially sponsored program or an individual retirement annuity, your contract is referred to as a non-qualified contract.

If you purchase the contract under a pension plan, specially sponsored program, or an individual retirement annuity, your contract is referred to as a qualified contract. Examples of qualified plans are: Individual Retirement Annuities
(IRAs), Tax-Sheltered Annuities (sometimes referred to as 403(b) contracts), H.R. 10 Plans (sometimes referred to as Keogh Plans), and pension and profit-sharing plans, which include 401(k) plans.

Withdrawals - Non-Qualified Contracts

If you make a withdrawal from your contract, the Code treats the withdrawal as first coming from earnings and then from your premium payments. Withdrawn earnings are includible in income.

The Code also provides that any amount received under an annuity contract which is included in income may be subject to a 10% penalty. Some withdrawals will be exempt from the penalty. They include any amounts: (1) paid on or after the taxpayer reaches age 59 1/2; (2) paid after you die; (3) paid if the taxpayer becomes totally disabled (as that term is defined in the Code); (4) paid in a series of substantially equal payments made annually (or more frequently) under a lifetime annuity; (5) paid under an immediate annuity; or (6) which come from premiums made prior to August 14, 1982.

Withdrawals - Qualified Contracts

There are special rules that govern qualified contracts. We have provided additional discussion in the Statement of Additional Information.

Withdrawals - Tax-Sheltered Annuities

The Code limits the withdrawal of premiums from certain Tax-Sheltered Annuities. Withdrawals can only be made when an owner: (1) reaches age 59 1/2; (2) leaves his/her job; (3) dies; (4) becomes disabled (as that term is defined in the Code); or (5) in the case of hardship. However, in the case of hardship, the owner can only withdraw the premium and not any earnings.

Withdrawals - Roth IRAs

Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on account of the individual's death or disability, or as qualified first-time home purchase, subject to $10,000 lifetime maximum, for the individual, or for a spouse, child, grandchild, or ancestor.

Withdrawals - Investment Adviser Fees

The Internal Revenue Service has, through a series of Private Letter Rulings, held that the payment of investment adviser fees from an IRA or a Tax-Sheltered Annuity is permissible under certain circumstances and will not be considered a distribution for income tax purposes. The Rulings require that in order to receive this favorable tax treatment, the annuity contract must, under a written agreement, be solely liable (not jointly with the contract owner) for payment of the adviser's fee and the fee must actually be paid from the annuity contract to the adviser. Withdrawals from non-qualified contracts for the payment of investment adviser fees will be considered distributions from the contract.

Assignment

An assignment may be a taxable event. If the contract is issued pursuant to a qualified plan, there may be limitations on your ability to assign the contract.

Diversification

The Code provides that the underlying investments for a variable annuity must satisfy certain diversification requirements in order to be treated as an annuity contract. Jackson National NY believes that the underlying investments are being managed so as to comply with these requirements.

Neither the Code nor the Internal Revenue Service Regulations issued to date provide guidance as to the circumstances under which you, because of the degree of control you exercise over the underlying investments, and not Jackson National NY would be considered the owner of the shares of the investment portfolios. If this occurs, it will result in the loss of the favorable tax treatment for the contract.

It is unknown to what extent owners are permitted to select investment portfolios, to make transfers among the investment portfolios or the number and type of investment portfolios from which owners may select. If any guidance is provided which is considered a new position, then the guidance would generally be applied prospectively. However, if such guidance is considered not to be a new position, it may be applied retroactively. This would mean that you, as the owner of the contract, could be treated as the owner of the investment portfolios. Due to the uncertainty in this area, Jackson National NY reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

OTHER INFORMATION

Dollar Cost Averaging

You can arrange to automatically have a regular amount of money periodically transferred into the investment portfolios. This theoretically gives you a lower average cost per unit over time than you would receive if you made a one time purchase.

To participate in this program, you must have a total contract value of at least $15,000 (unless we waive this requirement). Certain other restrictions may apply.

Jackson National NY does not currently charge for participation in this program. We may do so in the future.

Rebalancing

You can arrange to have Jackson National NY automatically reallocate money between investment portfolios periodically to keep the blend you select.

Jackson National NY does not currently charge for participation in this program. We may do so in the future.

Free Look

You may return your contract to the selling agent or to Jackson National NY within twenty days after receiving it. Jackson National NY will return the contract value in the investment portfolios plus any fees and expenses deducted from the premium allocated to the investment portfolios plus the full amount of premium you allocated to the guaranteed accounts. We will determine the contract value in the investment portfolios as of the date you mail the contract to us or the date you return it to the selling agent.

Advertising

From time to time, Jackson National NY may advertise several types of performance for the investment portfolios. Total return is the overall change in the value of an investment in an investment portfolio over a given period of time. Standardized average annual total return is calculated in accordance with SEC guidelines. Non-standardized total return may be for periods other than those required or may otherwise differ from standardized average annual total return. Yield refers to the income generated by an investment over a given period of time.

Performance will be calculated by determining the percentage change in the value of an accumulation unit by dividing the increase (decrease) for that unit by the value of the accumulation unit at the beginning of the period. Performance will reflect the deduction of the insurance charges and may reflect the deduction of the contract maintenance charge and withdrawal charge. The deduction of the contract maintenance and/or the withdrawal charge would reduce the percentage increase or make greater any percentage decrease.

If a series has been in existence for a longer period than the investment portfolio, performance will be based upon the period quoted.

Market Timing and Asset Allocation Services

Market timing and asset allocation services offered by third parties must comply with Jackson National NY's administrative systems, rules and procedures.

Modification of the Contract

Only the President, Vice President, Secretary or Assistant Secretary of Jackson National NY may approve a change to or waive a provision of the contract. Any change or waiver must be in writing. Jackson National NY may change the terms of the contract in order to comply with changes in applicable law, or otherwise as deemed necessary by Jackson National NY.

Legal Proceedings

There are no material legal proceedings, other than ordinary routine litigation incidental to the business, to which Jackson National Life Insurance Company of New York, Jackson National Life Distributors, Inc., and the JNLNY Separate Account I are parties.

Questions

If you  have  questions  about  your  contract,  you may call or write to us at:
Jackson National Life NY Annuity Service Center(800) 599-5651, P.O. Box 378002, Denver, Colorado 80237-8002 or Institutional Marketing Group Service Center:
(800) 777-7779, P.O. Box 30386, Lansing, Michigan 48909-9692.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

General Information and History ............................................ 2

Services ................................................................... 2

Purchase of Securities Being Offered ....................................... 2

Underwriters ............................................................... 2

Calculation of Performance ................................................. 3

Additional Tax Information ................................................. 6

Income Payments; Net Investment Factor .....................................15

Financial Statements .......................................................16

                       STATEMENT OF ADDITIONAL INFORMATION


                     April 1, 1998, as amended July 1, 1998




            INDIVIDUAL DEFERRED FIXED AND VARIABLE ANNUITY CONTRACTS
                     ISSUED BY THE JNLNY SEPARATE ACCOUNT I
             OF JACKSON NATIONAL LIFE INSURANCE COMPANY OF NEW YORK




     This Statement of Additional Information is not a prospectus. It contains information in addition to and more detailed than set forth in the Prospectus and should be read in conjunction with the Prospectus dated April 1, 1998, as amended, July 1, 1998. The Prospectus may be obtained from Jackson National Life Insurance Company of New York by writing P.O. Box 378002, Denver, Colorado 80237-8002, or calling 1-800-599-5651.







                                TABLE OF CONTENTS
                                                                       Page
                                                                       ----


General Information and History...........................................2
Services..................................................................2
Purchase of Securities Being Offered......................................2
Underwriters..............................................................2
Calculation of Performance................................................3
Additional Tax Information............................................... 6
Income Payments; Net Investment Factor ................................. 15
Financial Statements ................................................... 16

General Information and History

     JNLNY Separate Account I (Separate Account) is a separate investment account of Jackson National Life Insurance Company of New York (Jackson National
NY). In September 1997, the company changed its name from First Jackson National Life Insurance Company to its present name. Jackson National NY is a wholly-owned subsidiary of Jackson National Life Insurance Company, and is ultimately a wholly-owned subsidiary of Prudential Corporation plc, London, England, the largest life insurance company in the United Kingdom.

Services

     Jackson National NY has responsibility for administration of the contracts and the Separate Account. We maintain records of the name, address, taxpayer identification number and other pertinent information for each contract owner and the number and type of contracts issued to each contract owner, and records with respect to the value of each contract.

     Jackson National NY is also the custodian of the assets of the Separate Account.

     Price Waterhouse LLP, 100 East Wisconsin Avenue, Milwaukee, Wisconsin 53202, audits and reports on Jackson National NY's financial statements, including the financial statements of the Separate Account, and performs other professional accounting, auditing and advisory services when engaged to do so by Jackson National NY.

     Blazzard, Grodd & Hasenauer, P.C. of Westport, Connecticut has provided advice on certain matters relating to the federal securities and income tax laws in connection with the contracts described in the Prospectus.

Purchase of Securities Being Offered

     The contracts will be sold by licensed insurance agents in states where the contracts may be lawfully sold. The agents will be registered representatives of broker-dealers that are registered under the Securities Exchange Act of 1934 and members of the National Association of Securities Dealers, Inc. (NASD).

Underwriters


     The contracts are offered continuously and are distributed by Jackson National Life Distributors, Inc. (JNLD), 10877 Wilshire Boulevard, Suite 1550, Los Angeles, California 90024. JNLD is a subsidiary of Jackson National Life Insurance Company.

Calculation of Performance


     When Jackson National NY advertises performance for an investment portfolio (except the PPM America/JNL Money Market Portfolio), we will include quotations of standardized average annual total return to facilitate comparison with standardized average annual total return advertised by other variable annuity separate accounts. Standardized average annual total return for an investment portfolio will be shown for periods beginning on the date the investment portfolio first invested in the corresponding series. We will calculate average annual standardized average annual total return according to the standard methods prescribed by rules of the Securities and Exchange Commission. Standardized average annual total return for a specific period is calculated by taking a hypothetical $1,000 investment in an investment portfolio at the offering on the first day of the period ("initial investment"), and computing the ending redeemable value ("redeemable value") of that investment at the end of the period. The redeemable value is then divided by the initial investment and expressed as a percentage, carried to at least the nearest hundredth of a percent. Standardized average annual total return is annualized and reflects the deduction of the insurance charges and the contract maintenance charge. The redeemable value also reflects the effect of any applicable withdrawal charge that may be imposed at the end of the period. No deduction is made for premium taxes which may be assessed by certain states.

     Jackson National NY may also advertise non-standardized total return. Non-standardized total return may be for periods other than those required to be presented or may otherwise differ from standardized average annual total return. Because the contract is designed for long term investment, non-standardized total return that does not reflect the deduction of any applicable withdrawal charge may be advertised. Reflecting the deduction of the withdrawal charge decreases the level of performance advertised. Non-standardized total return may also assume a larger initial investment which more closely approximates the size of a typical contract.

     The non-standardized average annual total returns that each investment portfolio (except the PPM America/JNL Money Market Portfolio) would have achieved if it had been invested in the corresponding series for the periods indicated, calculated in a manner similar to standardized average annual total return but assuming a hypothetical initial investment of $10,000 and without deducting the withdrawal charge, are as follows:



                                                                              One Year Period     Commencement of
                                                                              Ended December       Operations to
                                                                                 31, 1997        December 31, 1997
                                                                                 --------        -----------------
JNL Aggressive Growth Portfolio*                                                  11.03%               19.59%
JNL Capital Growth Portfolio*                                                     13.40%               23.08%
JNL Global Equities Portfolio*                                                     17.40%              28.81%
JNL/Alger Growth Portfolio**                                                      24.44%               15.11%
JNL/ Putnam Growth  Portfolio*                                                    20.15%               27.49%
JNL/ Putnam Value Equity  Portfolio*                                              20.11%               24.71%
PPM America/JNL Balanced Portfolio                                                16.77%               15.48%
PPM America/JNL High Yield Bond Portfolio*                                        13.31%               11.42%
Salomon Brothers/JNL Global Bond Portfolio*                                        9.07%               10.68%
Salomon Brothers/JNL U.S. Government & Quality
         Bond Portfolio*                                                           7.63%               5.61%
T. Rowe Price/JNL Established Growth Portfolio*                                    27.63%              26.49%
T. Rowe Price/JNL International Equity Investment Portfolio*                       1.30%               7.48%
T. Rowe Price/JNL Mid-Cap Growth Portfolio*                                       16.55%               25.44%

     *    Corresponding series commenced operations on May 15, 1995.
     **   Corresponding series commenced operations on October 16, 1995.


     Standardized average annual total return quotations will be current to the last day of the calendar quarter preceding the date on which an advertisement is submitted for publication. Both standardized average annual total return quotations and non-standardized total return quotations will be based on rolling calendar quarters and will cover at least periods of one, five, and ten years, or a period covering the time the investment portfolio has been in existence, if it has not been in existence for one of the prescribed periods. If the corresponding series has been in existence for longer than the investment portfolio, the non-standardized total return quotations will show the investment performance the investment portfolio would have achieved (reduced by the applicable charges) had it been held in the series for the period quoted. Standardized average annual total return is not available for periods before the investment portfolio was in existence.

     Quotations of standardized average annual total return and non-standardized total return are based upon historical earnings and will fluctuate. Any quotation of performance should not be considered a guarantee of future performance. Factors affecting the performance of a series include general market conditions, operating expenses and investment management. An owner's withdrawal value upon surrender of a contract may be more or less than original cost.

     Jackson National NY may advertise the current annualized yield for a 30-day period for an investment portfolio. The annualized yield of an investment portfolio refers to the income generated by the investment portfolio over a specified 30-day period. Because this yield is annualized, the yield generated by an investment portfolio during the 30-day period is assumed to be generated each 30-day period. The yield is computed by dividing the net investment income per accumulation unit earned during the period by the price per unit on the last day of the period, according to the following formula:

                   a-b   6
YIELD   =       2[(---+1)  -1]
                   cd

Where:

      a          =      net  investment  income  earned during the
                        period by the Series  attributable to shares
                        owned by the investment portfolio.
      b          =      expenses  for  the  investment  portfolio
                        accrued    for    the    period    (net   of
                        reimbursements).
      c          =      the average  daily number of  accumulation
                        units outstanding during the period.
      d          =      the   maximum    offering    price   per
                        accumulation unit on the last day of the period.

     Net  investment   income  will  be  determined  in  accordance  with  rules
established by the Securities and Exchange Commission. Accrued expenses will include all recurring fees that are charged to all contracts.

     Because of the charges and deductions imposed by the Separate Account, the yield for an investment portfolio will be lower than the yield for the corresponding series. The yield on amounts held in the investment portfolios normally will fluctuate over time. Therefore, the disclosed yield for any given period is not an indication or representation of future yields or rates of return. An investment portfolio's actual yield will be affected by the types and quality of portfolio securities held by the series and the series operating expenses.

     Any current yield quotations of the PPM America/JNL Money Market Portfolio, subject to Rule 482 of the Securities Act of 1933, will consist of a seven calendar day historical yield, carried at least to the nearest hundredth of a percent. We may advertise yield for the Portfolio based on different time periods, but we will always accompany it with a yield quotation based on a seven day calendar period.

     The PPM America/JNL Money Market Portfolio's yield will be calculated by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one accumulation unit at the beginning of the base period, subtracting a hypothetical charge reflecting deductions from contracts, and dividing the net change in account value by the value of the account at the beginning of the period to obtain a base period return and multiplying the base period return by (365/7). The PPM America/JNL Money Market Portfolio's effective yield is computed similarly but includes the effect of assumed compounding on an annualized basis of the current yield quotations of the Portfolio.

     The PPM America/JNL Money Market Portfolio's yield and effective yield will fluctuate daily. Actual yields will depend on factors such as the type of instruments in the series' portfolio, portfolio quality and average maturity, changes in interest rates, and the series' expenses. Although the investment portfolio determines its yield on the basis of a seven calendar day period, it may use a different time period on occasion. The yield quotes may reflect the expense limitations described in the series' Prospectus or Statement of Additional Information. There is no assurance that the yields quoted on any given occasion will be maintained for any period of time and there is no guarantee that the net asset values will remain constant. It should be noted that neither a contract owner's investment in the PPM America/JNL Money Market
Portfolio nor that Portfolio's investment in the PPM America/JNL Money Market Series, is guaranteed or insured. Yields of other money market funds may not be comparable if a different base or another method of calculation is used.

Additional Tax Information

     NOTE: INFORMATION CONTAINED HEREIN SHOULD NOT BE SUBSTITUTED FOR THE ADVICE OF A PERSONAL TAX ADVISER. JACKSON NATIONAL NY DOES NOT MAKE ANY GUARANTEE REGARDING THE TAX STATUS OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS. PURCHASERS BEAR THE COMPLETE RISK THAT THE CONTRACTS MAY NOT BE
TREATED AS "ANNUITY CONTRACTS" UNDER FEDERAL INCOME TAX LAWS. IT SHOULD BE FURTHER UNDERSTOOD THAT THE FOLLOWING DISCUSSION IS NOT EXHAUSTIVE AND THAT SPECIAL RULES NOT DESCRIBED IN THIS PROSPECTUS MAY BE APPLICABLE IN CERTAIN SITUATIONS. MOREOVER, NO ATTEMPT HAS BEEN MADE TO CONSIDER ANY APPLICABLE STATE OR OTHER TAX LAWS.

General


     Section 72 of the Internal Revenue Code of 1986, as amended (the "Code"), governs taxation of annuities in general. An individual owner is not taxed on increases in the value of a contract until distribution occurs, either in the form of a withdrawal or as annuity payments under the annuity option elected. For a withdrawal received as a total surrender (total redemption or a death benefit), the recipient is taxed on the portion of the payment that exceeds the cost basis of the contract. For a payment received as a partial withdrawal, federal tax liability is determined on a last-in, first-out basis, meaning taxable income is withdrawn before the cost basis of the contract is withdrawn. For contracts issued in connection with non-qualified plans, the cost basis is generally the premiums, while for contracts issued in connection with qualified plans there may be no cost basis. The taxable portion of a withdrawal is taxed at ordinary income tax rates. Tax penalties may also apply.

     For annuity payments, a portion of each payment in excess of an exclusion amount is includable in taxable income. The exclusion amount for payments based on a fixed annuity option is determined by multiplying the payment by the ratio that the cost basis of the contract (adjusted for any period certain or refund feature) bears to the expected return under the contract. The exclusion amount for payments based on a variable annuity option is determined by dividing the cost basis of the contract (adjusted for any period certain or refund guarantee) by the number of years over which the annuity is expected to be paid. Payments received after the investment in the contract has been recovered (i.e. when the total of the excludable amounts equals the investment in the contract) are fully taxable. The taxable portion is taxed at ordinary income tax rates. For certain types of qualified plans there may be no cost basis in the contract within the meaning of Section 72 of the Code. Owners, annuitants and beneficiaries under the contracts should seek competent financial advice about the tax consequences of distributions.

     Jackson National NY is taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity from Jackson National NY and its operations form a part of Jackson National NY.

Withholding Tax on Distributions

     The Code generally requires Jackson National NY (or, in some cases, a plan administrator) to withhold tax on the taxable portion of any distribution or withdrawal from a contract. For "eligible rollover distributions" from contracts issued under certain types of qualified plans, 20% of the distribution must be withheld, unless the payee elects to have the distribution "rolled over" to another eligible plan in a direct transfer. This requirement is mandatory and cannot be waived by the owner.

     An "eligible rollover distribution" is the estimated taxable portion of any amount received by a covered employee from a plan qualified under Section 401(a) or 403(a) of the Code, or from a tax sheltered annuity qualified under Section 403(b) of the Code (other than (1) a series of substantially equal annuity payments for the life (or life expectancy) of the employee, or joint lives (or joint life expectancies) of the employee, and his or her designated beneficiary, or for a specified period of ten years or more; and (2) minimum distributions required to be made under the Code). Failure to "rollover" the entire amount of an eligible rollover distribution (including an amount equal to the 20% portion of the distribution that was withheld) could have adverse tax consequences, including the imposition of a penalty tax on premature withdrawals, described later in this section.

     Withdrawals or distributions from a contract other than eligible rollover distributions are also subject to withholding on the estimated taxable portion of the distribution, but the owner may elect in such cases to waive the withholding requirement. If not waived, withholding is imposed (1) for periodic payments, at the rate that would be imposed if the payments were wages, or (2) for other distributions, at the rate of 10%. If no withholding exemption certificate is in effect for the payee, the rate under (1) above is computed by treating the payee as a married individual claiming 3 withholding exemptions.

     Generally, the amount of any payment of interest to a non-resident alien of the United States shall be subject to withholding of a tax equal to thirty (30%) percent of such amount or, if applicable, a lower treaty rate. A payment may not be subject to withholding where the recipient sufficiently establishes that such payment is effectively connected to the recipient's conduct of a trade or business in the United States and such payment is included in recipient's gross income.

Diversification -- Separate Account Investments

     Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable annuity contracts. The Code provides that a variable annuity contract will not be treated as an annuity contract for any period (and any subsequent period) for which the investments are not adequately diversified, in accordance with regulations prescribed by the United States Treasury Department ("Treasury Department"). Disqualification of the contract as an annuity contract would result in imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to the receipt of payments under the contract. The Code contains a safe harbor provision which provides that annuity contracts such as the contracts meet the diversification requirements if, as of the close of each calendar quarter, the underlying assets meet the diversification standards for a regulated investment company, and no more than 55% of the total assets consist of cash, cash items, U.S. government securities and securities of other regulated investment companies.

     The Treasury Department has issued Regulations establishing diversification requirements for the investment portfolios underlying variable contracts. The Regulations amplify the diversification requirements for variable contracts set forth in the Code and provide an alternative to the safe harbor provision described above. Under the Regulations, an investment portfolio will be deemed adequately diversified if (1) no more than 55% of the value of the total assets of the portfolio is represented by any one investment; (2) no more than 70% of the value of the total assets of the portfolio is represented by any two investments; (3) no more than 80% of the value of the total assets of the portfolio is represented by any three investments; and (4) no more than 90% of the value of the total assets of the portfolio is represented by any four investments.

     Jackson National NY intends that each series of the JNL Series Trust will be managed by its respective investment adviser in such a manner as to comply with these diversification requirements.

     The Treasury Department has indicated that the diversification Regulations do not provide guidance regarding the circumstances in which contract owner control of the investments of the Separate Account will cause the contract owner to be treated as the owner of the assets of the Separate Account, thereby resulting in the loss of favorable tax treatment of the contract. At this time it cannot be determined whether additional guidance will be provided and what standards may be contained in such guidance.

     The amount of owner control which may be exercised under the contract is different in some respects from the situations addressed in published rulings issued by the Internal Revenue Service in which it was held that the policy owner was not the owner of the assets of the separate account. It is unknown whether these differences, such as the owner's ability to transfer among investment choices or the number and type of investment choices available, would cause the owner to be considered as the owner of the assets of the Separate Account resulting in the imposition of federal income tax to the owner with respect to earnings allocable to the contract prior to receipt of payments under the contract.

     In the event any forthcoming guidance or ruling is considered to set forth a new position, such guidance or ruling will generally be applied only prospectively. However, if such ruling or guidance was not considered to set forth a new position, it may be applied retroactively resulting in the owner being retroactively determined to be the owner of the assets of the Separate Account.

     Due to the uncertainty in this area, Jackson National NY reserves the right to modify the contract in an attempt to maintain favorable tax treatment.

Multiple Contracts


     The Code provides that multiple annuity contracts which are issued within a calendar year to the same contract owner by one company or its affiliates are treated as one annuity contract for purposes of determining the tax consequences of any distribution. Such treatment may result in adverse tax consequences including more rapid taxation of the distributed amounts from such multiple contracts. Owners should consult a tax adviser prior to purchasing more than one annuity contract in any calendar year.

Contracts Owned by Other than Natural Persons

     Under Section 72(u) of the Code, the investment earnings on premiums for contracts will be taxed currently to the owner if the owner is a non-natural person, e.g., a corporation or certain other entities. Such contracts generally will not be treated as annuities for federal income tax purposes. However, this treatment is not applied to contracts held by a trust or other entity as an agent for a natural person nor to contracts held by certain qualified plans. Purchasers should consult their own tax counsel or other tax adviser before purchasing a contract to be owned by a non-natural person.

Tax Treatment of Assignments

     An assignment or pledge of a contract may have tax consequences, and may also be prohibited by ERISA in some circumstances. Owners should, therefore, consult competent legal advisers should they wish to assign or pledge their contracts.

Qualified Plans

     The contracts offered by the Prospectus are designed to be suitable for use under various types of qualified plans. Taxation of owners in each qualified plan varies with the type of plan and terms and conditions of each specific plan. Owners, annuitants and beneficiaries are cautioned that benefits under a qualified plan may be subject to the terms and conditions of the plan, regardless of the terms and conditions of the contracts issued to fund the plan.

Tax Treatment of Withdrawals

Non-Qualified Plans

     Section 72 of the Code governs treatment of distributions from annuity contracts. It provides that if the contract value exceeds the aggregate Premiums made, any amount withdrawn not in the form of an annuity payment will be treated as coming first from the earnings and then, only after the income portion is exhausted, as coming from the principal. Withdrawn earnings are included in a taxpayer's gross income. Section 72 further provides that a 10% penalty will apply to the income portion of any distribution. The penalty is not imposed on amounts received: (1) after the taxpayer reaches 59 1/2; (2) upon the death of the owner; (3) if the taxpayer is totally disabled as defined in Section 72(m)(7) of the Code; (4) in a series of substantially equal periodic payments made at least annually for the life (or life expectancy) of the taxpayer or for the joint lives (or joint life expectancies) of the taxpayer and his beneficiary; (5) under an immediate annuity; or (6) which are allocable to premium payments made prior to August 14, 1982.

Qualified Plans

     In the case of a withdrawal under a qualified contract, a ratable portion of the amount received is taxable, generally based on the ratio of the individual's cost basis to the individual's total accrued benefit under the retirement plan. Special tax rules may be available for certain distributions from a qualified contract. Section 72(t) of the Code imposes a 10% penalty tax on the taxable portion of any distribution from qualified retirement plans, including contracts issued and qualified under Code Sections 401 (H.R. 10 and Corporate Pension and Profit Sharing plans), 403(b) (tax-sheltered annuities) and 408(b) (IRAs). To the extent amounts are not included in gross income because they have been rolled over to an IRA or to another eligible qualified plan, no tax penalty will be imposed.

     The tax penalty will not apply to the following distributions: (1) if distribution is made on or after the date on which the owner or annuitant (as applicable) reaches age 59 1/2; (2) distributions following the death or disability of the owner or annuitant (as applicable) (for this purpose "disability" is defined in Section 72(m)(7) of the Code); (3) after separation from service, distributions that are part of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the owner or annuitant (as applicable) or the joint lives (or joint life expectancies) of such owner or annuitant (as applicable) and his or her designated beneficiary; (4) distributions to an owner or annuitant (as applicable) who has separated from service after he has attained age 55; (5) distributions made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the amount allowable as a deduction under Code
Section 213 to the owner or annuitant (as applicable) for amounts paid during the taxable year for medical care; (6) distributions made to an alternate payee pursuant to a qualified domestic relations order; (7) distributions from an IRA for the purchase of medical insurance (as described in Section 213(d)(1)(D) of the Code) for the contract owner or annuitant (as applicable) and his or her spouse and dependents if the contract owner or annuitant (as applicable) has received unemployment compensation for at least 12 weeks(this exception will no longer apply after the contract owner or annuitant (as applicable) has been re-employed for at least 60 days); (8) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) to the extent such distributions do not exceed the qualified higher education expenses (as defined in Section 72(t)(7) of the Code) of the owner or annuitant (as applicable) for the taxable year; and (9) distributions from an Individual Retirement Annuity made to the owner or annuitant (as applicable) which are qualified first-time home buyer distributions (as defined in Section 72(t)(8) of the Code). The exception stated in items (4) and (6) above do not apply in the case of an IRA. The exception stated in (3) above applies to an IRA without the requirement that there be a separation from service.

     Withdrawals of amounts attributable to contributions made pursuant to a salary reduction agreement (in accordance with Section 403(b)(11) of the Code) are limited to the following: when the owner attains age 59 1/2, separates from services, dies, becomes disabled (within the meaning of Section 72(m)(7) of the Code), or in the case of hardship. Hardship withdrawals do not include any earnings on salary reduction contributions. These limitations on withdrawals apply to: (1) salary reduction contributions made after December 31, 1988; (2) income attributable to such contributions; and (3) income attributable to amounts held as of December 31, 1988. The limitations on withdrawals do not affect rollovers or exchanges between certain qualified plans. Tax penalties may also apply. While the foregoing limitations only apply to certain contracts issued in connection with Section 403(b) qualified plans, all owners should seek competent tax advice regarding any withdrawals or distributions.

     The taxable portion of a withdrawal or distribution from contracts issued under certain types of plans may, under some circumstances, be "rolled over" into another eligible plan so as to continue to defer income tax on the taxable portion. Effective January 1, 1993, such treatment is available for an "eligible rollover distribution" made by certain types of plans (as described above under "Taxes -- Withholding Tax on Distributions") that is transferred within 60 days of receipt into another eligible plan or an IRA, or an individual retirement account described in section 408(a) of the Code. Plans making such eligible rollover distributions are also required, with some exceptions specified in the Code, to provide for a direct transfer of the distribution to the transferee plan designated by the recipient.

     Amounts received from IRAs may also be rolled over into other IRAs, individual retirement accounts or certain other plans, subject to limitations set forth in the Code.

     Generally, distributions from a qualified plan must commence no later than April 1 of the calendar year following the year in which the employee attains the later of age 70 1/2 or the date of retirement. In the case of an IRA, distribution must commence no later than April 1 of the calendar year following the year in which the owner attains age 70 1/2. Required distributions must be over a period not exceeding the life or life expectancy of the individual or the joint lives or life expectancies of the individual and his or her designated beneficiary. If the required minimum distributions are not made, a 50% penalty tax is imposed as to the amount not distributed.

Types of Qualified Plans

     The following are general descriptions of the types of qualified plans with which the contracts may be used. Such descriptions are not exhaustive and are for general information purposes only. The tax rules regarding qualified plans are very complex and will have differing applications depending on individual facts and circumstances. Each purchaser should obtain competent tax advice prior to purchasing a contract issued under a qualified plan.

     Contracts issued pursuant to qualified plans include special provisions restricting contract provisions that may otherwise be available and described in this Prospectus. Generally, contracts issued pursuant to qualified plans are not transferable except upon surrender or annuitization. Various penalty and excise taxes may apply to contributions or distributions made in violation of applicable limitations. Furthermore, certain withdrawal penalties and restrictions may apply to surrenders from qualified plan contracts.

         (a) H.R. 10 Plans

                  Section 401 of the Code permits self-employed individuals to establish qualified plans for themselves and their employees, commonly referred to as "H.R. 10" or "Keogh" Plans. Contributions made to the plan for the benefit of the employees will not be included in the gross income of the employees until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations and restrictions on all plans on such items as: amounts of allowable contributions; form, manner and timing of distributions; transferability of benefits; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, withdrawals and surrenders. Purchasers of contracts for use with an H.R. 10 Plan should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (b) Tax-Sheltered Annuities

                  Section 403(b) of the Code permits the purchase of "tax-sheltered annuities" by public schools and certain charitable, educational and scientific organizations described in Section 501(c)
         (3) of the Code. These qualifying employers may make contributions to the contracts for the benefit of their employees. Such contributions are not included in the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the tax-sheltered annuity is limited to certain maximums imposed by the Code. Furthermore, the Code sets forth additional restrictions governing such items as transferability, distributions, non-discrimination and withdrawals. Employee loans are not allowed under these contracts. Any employee should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (c) Individual Retirement Annuities

                  Section 408(b) of the Code permits eligible individuals to contribute to an individual retirement program known as an "Individual Retirement Annuity" ("IRA"). Under applicable limitations, certain amounts may be contributed to an IRA which will be deductible from the individual's gross income. These IRAs are subject to limitations on eligibility, contributions, transferability and distributions. Sales of contracts for use with IRAs are subject to special requirements imposed by the Code, including the requirement that certain informational disclosure be given to persons desiring to establish an IRA. Purchasers of contracts to be qualified as IRAs should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (d) Corporate Pension and Profit-Sharing Plans

                  Sections 401(a) and 401(k) of the Code permit corporate employers to establish various types of retirement plans for employees. These retirement plans may permit the purchase of the contracts to provide benefits under the plan. Contributions to the plan for the benefit of employees will not be included in the gross income of the employee until distributed from the plan. The tax consequences to owners may vary depending upon the particular plan design. However, the Code places limitations on all plans on such items as amount of allowable contributions; form, manner and timing of distributions; vesting and non-forfeitability of interests; nondiscrimination in eligibility and participation; and the tax treatment of distributions, transferability of benefits, withdrawals and surrenders. Purchasers of contracts for use with corporate pension or profit sharing plans should obtain competent tax advice as to the tax treatment and suitability of such an investment.

         (e) Non-Qualified Deferred Compensation Plans -- Section 457

                  Under Section 457 of the Code, governmental and certain other tax-exempt employers may establish, for the benefit of their employees, deferred compensation plans which may invest in annuity contracts. The Code, as in the case of qualified plans, establishes limitations and restrictions on eligibility, contributions and distributions. Under these plans, contributions made for the benefit of the employees will not be included in the employees' gross income until distributed from the plan.

         (f) Roth IRAs

                  Beginning in 1998, individuals may purchase a new type of non-deductible IRA, known as a Roth IRA. Purchase payments for a Roth IRA are limited to a maximum of $2,000 per year. Lower maximum limitations apply to individuals with adjusted gross incomes between $95,000 and $110,000 in the case of single taxpayers, between $150,000 and $160,000 in the case of married taxpayers filing joint returns, and between $0 and $15,000 in the case of married taxpayers filing separately. An overall $2,000 annual limitation continues to apply to all of a taxpayer's IRA contributions, including Roth IRAs and non-Roth IRAs.

                  Qualified distributions from Roth IRAs are entirely tax free. A qualified distribution requires that the individual has held the Roth IRA for at least five years and, in addition, that the distribution is made either after the individual reaches age 59 1/2, on the individual's death or disability, or as a qualified first-time home purchase, subject to a $10,000 lifetime maximum, for the individual, a spouse, child, grandchild, or ancestor. Any distribution which is not a qualified distribution is taxable to the extent of earnings in the distribution. Distributions are treated as made from contributions first and therefore no distributions are taxable until distributions exceed the amount of contributions to the Roth IRA. The 10% penalty tax and the regular IRA exceptions to the 10% penalty tax apply to taxable distributions from a Roth IRA.

                  Amounts may be rolled over from one Roth IRA to another Roth IRA. Furthermore, an individual may make a rollover contribution from a non-Roth IRA to a Roth IRA, unless the individual has adjusted gross income over $100,000 or the individual is a married taxpayer filing a separate return. The individual must pay tax on any portion of the IRA being rolled over that represents income or a previously deductible IRA contribution. However, for rollovers in 1998, the individual may pay that tax ratably over the four taxable year periods beginning with the tax year 1998. There are no similar limitations on rollovers from a Roth IRA to another Roth IRA.

Income Payments; Net Investment Factor

     See "Income Payments (The Income Phase)" in the Prospectus.

     The net investment factor is an index applied to measure the net investment performance of an investment portfolio from one valuation date to the next. Since the net investment factor may be greater or less than or equal to one, and the factor that offsets the 3% investment rate assumed is slightly less than one, the value of an annuity unit (which changes with the product of that factor) and the net investment may increase, decrease or remain the same.

     The net investment factor for any investment portfolio for any valuation period is determined by dividing (a) by (b) and then subtracting (c) from the result where:

         (a) is the net result of:

                  (1) the net asset value of a series share held in the investment portfolio determined as of the valuation date at the end of the valuation period, plus

                  (2) the per share amount of any dividend or other distribution declared by the series if the "ex-dividend" date occurs during the valuation period, plus or minus

                  (3) a per share credit or charge with respect to any taxes paid or reserved for by Jackson National NY during the valuation period which are determined by Jackson National NY to be attributable to the operation of the investment portfolio (no federal income taxes are applicable under present law);

         (b) is the net asset value of the series share held in the investment portfolio determined as of the valuation date at the end of the preceding valuation period; and

         (c) is the asset charge factor determined by Jackson National NY for the valuation period to reflect the charges for assuming the mortality and expense risks and the administration charge.

                         Jackson National Life Insurance
                               Company of New York



                                [LOGO](R)














                              Financial Statements


                                December 31, 1997

                        REPORT OF INDEPENDENT ACCOUNTANTS
                        ---------------------------------



To the Board of Directors and Stockholder of Jackson National Life Insurance Company of New York


In our opinion, the accompanying balance sheet and the related income statement and statements of stockholder's equity and of cash flows present fairly, in all material respects, the financial position of Jackson National Life Insurance Company of New York (the "Company") (a wholly-owned subsidiary of Jackson National Life Insurance Company) at December 31, 1997 and 1996, and the results of its operations and its cash flows for the year ended December 31, 1997, and for the period May 22, 1996 (commencement of operations) through December 31, 1996, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.



/s/ Price Waterhouse LLP



February  17, 1998

               Jackson National Life Insurance Company of New York
     (a wholly owned subsidiary of Jackson National Life Insurance Company)
                              Financial Statements

Balance Sheet


--------------------------------------------------------------------------------


                                                               December 31,
Assets                                                  1997                   1996
                                                 -------------------     ------------------
Investments:
  Fixed maturities available for sale (amortized
      cost: 1997, $8,242,773; 1996, $504,794) ....    $8,344,128                 $500,420
  Cash and short-term investments ................        93,886                7,719,490
                                                      ----------               ----------

      Total investments ..........................     8,438,014                8,219,910

  Accrued investment income ......................        68,991                   40,606
  Furniture and equipment ........................        59,643                       --
  Deferred income taxes ..........................            --                    1,531
  State tax recoverable ..........................            --                    3,500
  Federal income tax recoverable .................         8,393                   22,600
                                                      ----------               ----------

      Total assets ...............................     8,575,041
                                                                                8,288,147
                                                      ==========               ==========


Liabilities
     General expenses payable ....................        15,000                    1,000
     State taxes payable .........................         4,150                       --
     Deferred income taxes .......................        35,474                       --
     Payable to parent ...........................       108,520                  140,102
                                                      ----------               ----------

         Total liabilities .......................       163,144                  141,102
                                                      ==========               ==========

Stockholder's equity
     Capital stock, $1,000 par value; 2,000 shares
         issued and outstanding ..................     2,000,000                2,000,000
     Additional paid-in capital ..................     6,000,000                6,000,000
     Net unrealized gain (loss) on investments,
         net of tax of $35,474 and $(1,531) ......        65,881                   (2,843)
     Retained earnings ...........................       346,016                  149,888
                                                      ----------               ----------

     Total stockholder's equity ..................     8,411,897                8,147,045
                                                                               ----------
                                                                               ----------

         Total liabilities and stockholder's equity   $8,575,041               $8,288,147
                                                      ==========               ==========



                     See accompanying financial documents.

Income Statement


--------------------------------------------------------------------------------


                                                       Year Ended            Period Ended
                                                      December 31,           December 31,
                                                          1997                    1996 (1)
                                                   -------------------    -------------------
Revenues
   Net investment income .........................    $  469,601               $  263,890
                                                      ----------               ----------

     Total revenues ..............................       469,601                  263,890

Benefits and Expenses
   General and administrative expenses ...........       116,215                   10,000
   Taxes, licenses and fees ......................        51,651                   23,102
                                                                               ----------

                                                                               ----------
     Total benefits and expenses .................       167,866                   33,102
                                                      ----------               ----------

     Pretax income ...............................       301,735                  230,788

   Income tax expense ............................       105,607                   80,900
                                                                               ----------
                                                                               ----------

     Net income ..................................     $ 196,128                 $149,888
                                                      ==========               ==========

      (1) Since commencement of operations May 22, 1996.

                     See accompanying financial documents.

Statement of Stockholder's Equity


--------------------------------------------------------------------------------


                                                        Year Ended            Period Ended
                                                       December 31,           December 31,
                                                           1997                      1996 (1)
                                                     -------------------    -------------------
Capital stock
Beginning of year ................................    $2,000,000                     $ --
                                                                               ----------
   Stock issuance ................................            --                2,000,000
                                                      ----------               ----------
End of year ......................................     2,000,000                2,000,000
                                                      ----------               ----------

Additional paid-in capital
Beginning of year ................................     6,000,000                       --
   Capital contributions .........................            --                6,000,000
                                                      ----------               ----------
End of year ......................................     6,000,000                6,000,000
                                                      ----------               ----------

Net unrealized gain (loss) on investments
Beginning of year ................................        (2,843)                      --
   Change in market value of investments
     available for sale, net of taxes ............        68,724                   (2,843)
                                                      ----------               ----------
End of year ......................................        65,881                   (2,843)
                                                      ----------               ----------

Retained earnings
Beginning of year ................................       149,888                       --
   Net income ....................................       196,128                  149,888
                                                      ----------               ----------
End of year ......................................       346,016                  149,888
                                                      ----------               ----------

Total stockholder's equity .......................    $8,411,897               $8,147,045
                                                      ==========               ==========


(1) Since commencement of operations May 22, 1996.

                     See accompanying financial documents.

Statement of Cash Flows


--------------------------------------------------------------------------------


                                                        Year Ended            Period Ended
                                                       December 31,           December 31,
                                                           1997                     1996 (1)
                                                     -------------------    -------------------
Cash flows from operating activities:
   Net income ....................................      $196,128                 $149,888
   Adjustments to  reconcile  net  income
         to net  cash  provided  by  operating
         activities:
     Amortization of discount and premium on investmen     1,155                      128
     Change in:
         Accrued investment income ...............       (28,385)                 (40,606)
         Income taxes recoverable ................        14,207                  (22,600)
         Other assets and liabilities, net .......       (69,575)                 137,602
                                                                               ----------
                                                                               ----------
     Net cash provided by operating activities ...       113,530                  224,412
                                                      ----------               ----------

Cash flows from investing activities:
   Purchases of:
     Fixed maturities available for sale .........    (7,739,134)                (504,922)
                                                                               ----------
                                                                               ----------
     Net cash used by investing activities .......    (7,739,134)                (504,922)
                                                      ----------               ----------

Cash flows from financing activities:
   Capital stock issued ..........................            --                2,000,000
   Capital contribution from Parent ..............            --                6,000,000
                                                                               ----------
                                                                               ----------
     Net cash provided by financing activities ...            --                8,000,000
                                                      ----------               ----------
Net increase (decrease) in cash
       and short-term investments ................    (7,625,604)               7,719,490

Cash and short-term investments, beginning of period   7,719,490                       --
                                                      ----------               ----------

Cash and short-term investments, end of period ...             $               $7,719,490
                                                                                   93,886
                                                      ==========               ==========


(1) Since commencement of operations May 22, 1996.

                     See accompanying financial documents.

               Jackson National Life Insurance Company of New York
                          Notes to Financial Statements
                                December 31, 1997

--------------------------------------------------------------------------------

1.   Nature of Operations

     Jackson National Life Insurance Company of New York, (the "Company" or "JNL/NY") is wholly owned by Jackson National Life Insurance Company, ("JNL" or the "Parent") a wholly owned subsidiary of Brooke Life Insurance Company ("Brooke") which is ultimately a wholly owned subsidiary of Prudential Corporation, plc ("Prudential"), London, England. JNL/NY is licensed to sell individual annuity products, including immediate and deferred annuities, guaranteed investment contracts, variable annuities, and individual life insurance products in the state of New York.

The Company was capitalized with an $8,000,000 capital contribution on May 22, 1996 and licensed to transact business in New York effective August 16, 1996. However, there have been no product sales since this date.

 2.  Summary of Significant Accounting Policies

     Basis of Presentation
     The accompanying consolidated financial statements have been prepared in accordance with generally accepted accounting principles ("GAAP").

     The preparation of the financial statements in conformity with generally accepted accounting principles requires the use of estimates and assumptions that affect the amounts reported in the financial statements and the accompanying notes. Actual results may differ from those estimates.

     Investments
     Cash and short-term investments primarily include cash, commercial paper, and money market instruments. All such investments are carried at cost, which approximates fair value. These investments have maturities of three months or less, and are considered cash equivalents for reporting cash flows.

     Fixed maturities include bonds and mortgage-backed securities. All fixed maturities are considered available for sale and are carried at aggregate market value. The Company has no securities classified as held to maturity.

     Acquisition premiums and discounts on investments are amortized to investment income using call or maturity dates. The changes in unrealized gains or losses of investments classified as available for sale, net of tax are excluded from income and credited or charged directly to stockholder's equity.

     Federal Income Taxes
     The Company provides deferred income taxes on the temporary differences between the tax and financial statement basis of assets and liabilities.

     JNL/NY currently files a federal income tax return on a separate company basis. Income tax expense is calculated on a separate company basis.

     Revenue and Expense Recognition
     Revenues consist primarily of investment income earned. Expenses consist primarily of costs related to establishing operations.

 3.  Fair Value of Financial Instruments

     The following summarizes the basis used by the Company in estimating its fair value disclosures for financial instruments:

     Cash and Short-Term Investments:
     Carrying value is considered to be a reasonable estimate of fair value.

               Jackson National Life Insurance Company of New York
                          Notes to Financial Statements
                                December 31, 1997

--------------------------------------------------------------------------------

3.   Fair Value of Financial Instruments (cont'd)

     Fixed Maturities:
     Fair values are based on quoted market prices.

 4.  Investments

     Investments are comprised of fixed-interest securities, primarily publicly-traded industrial, mortgage-backed, and government bonds. The Company's investments resulted from the original capital investment by its parent.

     Debt  Securities
     The Company's fixed maturity investments are all rated "AAA" by nationally recognized statistical rating organizations. The amortized cost and estimated market value of fixed maturity investments available for sale were as follows:


                                                            Gross            Gross           Estimated
                                               Amortized        Unrealized        Unrealized         Market
     December 31, 1997                           Cost              Gains            Losses            Value
                                            ----------------  ----------------  ---------------  ----------------

     U.S. Treasury securities                $   1,010,546    $        6,484                -     $   1,017,030

     Mortgaged-backed securities                 7,232,227            94,871                -         7,327,098
                                            ----------------  ----------------  ---------------  ----------------

        Total                                $   8,242,773    $      101,355                -     $   8,344,128
                                            ================  ================  ===============  ================


                                                                   Gross            Gross           Estimated
                                               Amortized        Unrealized        Unrealized         Market
     December 31, 1996                           Cost              Gains            Losses            Value
                                            ----------------  ----------------  ---------------  ----------------

     U.S. Treasury securities                            $                 $                $    $      500,420
                                                   504,794                 -            4,374
                                            ----------------  ----------------  ---------------  ----------------

        Total                                            $                 $                $                 $
                                                   504,794                 -            4,374           500,420
                                            ================  ================  ===============  ================


     The amortized cost and estimated market value of fixed maturities at December 31, 1997, by contractual maturity, are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

     Fixed maturities available for sale:

                                                                          Amortized              Estimated
     December 31, 1997                                                       Cost               Market Value
                                                                     ---------------------  ---------------------
     Due after 1 year through 5 years                                       $  1,010,546           $  1,017,030
     Mortgage-backed securities                                                7,232,227              7,327,098
                                                                     =====================  =====================
        Total                                                               $  8,242,773           $  8,344,128
                                                                     =====================  =====================

               Jackson National Life Insurance Company of New York
                          Notes to Financial Statements
                                December 31, 1997

--------------------------------------------------------------------------------

 4.  Investments (cont'd)

                                                                            Amortized              Estimated
     December 31, 1996                                                         Cost               Market Value
                                                                       ---------------------  ---------------------
     Due after 1 year through 5 years                                         $    504,794            $   500,420
                                                                       =====================  =====================
        Total                                                                 $    504,794            $   500,420
                                                                       =====================  =====================


     Discounts and premiums on collateralized mortgage obligations are amortized over the estimated redemption period using the effective interest method. Yields which are used to calculate premium/discount amortization are adjusted periodically for prepayments.

     Fixed maturities with a carrying value of $1,017,000 and $500,000 were on deposit with the State of New York at December 31, 1997 and 1996, respectively, as required by laws governing insurance company operations.

     5. Investment Income and Realized Gains and Losses

     All investment income for 1997 and 1996 was interest income on fixed maturities. No realized gains or losses were recognized in 1997 or 1996.

6.   Federal Income Taxes

     The federal income tax provisions for 1997 and 1996 were computed using the tax rates and regulations in effect during each year.

     Federal income taxes paid were $91,400 and $103,500 in 1997 and 1996, respectively.

     The tax effects of temporary differences that give rise to deferred tax assets and liabilities were as follows:

                                                                                         December 31
                                                                                   1997               1996
                                                                               --------------     -------------
                Gross deferred tax asset

                Net unrealized loss on available for sale securities                       -      $      1,531

                Gross deferred tax liability

                Net unrealized gains on available for sale securities            $  (35,474)                 -
                                                                               --------------     -------------

                     Net deferred tax asset (liability)                          $  (35,474)      $      1,531
                                                                               ==============     =============

7.   Contingencies

     The Company is involved in no litigation that would have a material adverse affect on the Company's financial condition or results of operations.

8.   Stockholder's Equity

     The amount of dividends which can be paid by the Company is limited by the State of New York Insurance Regulations and depends on the amount of statutory surplus and net gain from operations. No dividends were paid to JNL in 1997 or 1996.

               Jackson National Life Insurance Company of New York
                          Notes to Financial Statements
                                December 31, 1997

--------------------------------------------------------------------------------


9.   Lease Obligation

     The Company entered into a cancelable operating lease agreement under which it occupies office space. The rent expense was $18,080 during 1997. The future lease obligations relating to this lease are as follows:

                                            1998                $   108,480
                                            1999                    108,480
                                            2000                    108,932
                                            2001                    111,192
                                            2002                    112,096
                                        Thereafter                  579,916
                                                                    -------
                                            Total                $1,129,096
                                                                 ==========


10.  Related Party Transactions

     The Company's investment portfolio is managed by PPM America, Inc. ("PPM"), a registered investment advisor and a wholly owned subsidiary of Prudential

     The Company has a service agreement with its parent, JNL, under which JNL provides certain administrative services. There were no product sales during 1997 or 1996, therefore no cost allocation was made.